OPERATING LEASES (Details) (USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010
Future minimum payments under non-cancellable operating leases:
2013	$ 676,000
2014	556,000
2015	556,000
2016	556,000
2017	556,000
2018	232,000
Total minimum lease payments	3,132,000
Total rental expense for operating leases	700,000		1,000,000	12,100,000
Vessels leased to third parties
Minimum contractual future revenues to be received:
Cost	620,000,000		141,200,000
Accumulated depreciation	1,878,000,000		392,000,000
Time charters
Minimum contractual future revenues to be received:
2013	85,688,000
2014	79,388,000
2015	79,388,000
2016	40,613,000
2017	26,560,000
Total	311,637,000	[1]
Time charters | Golar Maria
Minimum contractual future revenues to be received:
Minimum contractual revenues	$ 143,400,000

[1]	This includes the minimum contractual revenues of $143.4 million relating to the Golar Maria which was sold to Golar Partners in February 2013.